DREYFUS MIDCAP VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this semi-annual report for Dreyfus MidCap Value Fund for the six months ended February 28, 1997. Over this period, your Fund produced a total return of 25.94%,* which compares very favorably with the total return of 15.06 % for the Russell MidCap Index,** which serves as your Fund's benchmark, and with the total return of 22.52% for the Standard & Poor's 500 Composite Stock Price Index over the same period.***
ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly. A key economic risk now developing lies in a further increase of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    During the reporting period, confidence soared in the household sector, job insecurity was on the wane and real wages rose. Hence, consumer spending growth appeared fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods was underway, both to meet the demand and to replenish inventories left depleted at year-end. Elsewhere, capital goods orders slowed since last fall, while export orders were also less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consumer goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation continued to decelerate. Hence, real wages rose, rewarding productivity in many instances. The risks for the future from wage hikes that are driven by labor shortages are twofold: First, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure.
    Market interest rates have shifted higher recently. As of this writing, short-term rates are taking their cue from the Fed, expecting a tightening within a few months. Long-term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MARKET OVERVIEW
    The stock market activity encompassed by the six-month fiscal period under review was remarkable, by any standard. The Dow Jones Industrials began the period in early September in the 5700s, broke through 6000 by mid-October, churned around a bit in December, then resumed a steady rise, breaking the 7000-point barrier Valentine's week. But that was not the end of the story. In February, Federal Reserve Chairman Alan Greenspan returned to a theme he had initiated earlier - his worries about stock market excesses, which could bring about a need for raising interest rates. By the end of February, the market mood had changed. Investors were preoccupied with Greenspan's warnings, even though the Fed Chairman explained that the ongoing business expansion was moderate and did not appear to be inflationary.
    Nonetheless, a sell-off occurred during the last week of February, costing the DJIA 53.88 points for the week and sending the Standard & Poor's 500 down 10.95 points, the Nasdaq Composite 25.32 points and the Russell 2000 Index of small cap stocks 6.32 points. Even so, as February ended, the DJIA still held a gain of 1,261.50 points for the preceding six months, the S&P 500 was up by 138.83 and Nasdaq by 167.50. Small caps, however, as measured by the Russell 2000, were showing an increase of only
66.41 points for the six-month period.
    As these varying results indicate, the market has been a highly selective one, closely attuned to such factors as interest rates and corporate profits. In this climate, larger companies appeared to fare better than smaller ones, and "value" stocks - sought after for their low price valuations - generally stood up better than growth stocks.
    Stock market sell-offs, when they occurred, were, however, gratifyingly short-lived. It appeared that some fundamentals gave the market resilience. One such factor was the continued high demand for stocks, particularly from those putting money away for retirement. The Investment Company Institute, the trade association of the mutual fund industry, reported that in January, 1997, mutual funds took in $29.39 billion in new money from investors. This smashed all previous records.
    Another supportive factor has been corporate profits. The Wall Street Journal calculated that, among the stocks in the Dow Jones Industry Groups, profits in the fourth quarter of 1996 were above security analysts' average estimates for 56% of the companies, below estimates for 27% and matched the estimates for 17% of companies analyzed.
    To judge by the market's performance, however, investors can quickly ignore the market's fundamental strengths, particularly when scared by a hint of higher interest rates, or by specific cases of disappointing profits. This latter factor has affected such market keystones as AT&T, but also shows up in recent valuations of some technology stocks, particularly the smaller capitalized ones.
    Thus, as the fiscal half-year ended, the mood of investors appeared to be hopeful, but very wary.
PORTFOLIO FOCUS
    Our investment philosophy focuses on identifying inexpensive stocks with positive short-term business trends and solid long-term fundamental. We examine many measures to identify these stocks. Price-to-earnings, price-to-book, and price-to-sales ratios, enterprise value/EBITDA (Earnings Before Interest, Taxes and Depreciation Allowance) and breakup value are the most prevalent. We also pay close attention to normalized values for cyclical industries. Our focus is on stocks that, identified by the measures just mentioned, are cheap compared to their peers, to their own historical valuation ranges and to the market as a whole. But we do not just invest in cheap stocks, since some stocks deserve to be cheap. Instead, we try to identify positive catalysts that can drive stocks higher. These can come in the form of rising earnings estimates, improving income statements and balance sheets, and management action to unlock hidden values. We look for strong long-term fundamentals, namely, high return on assets and return on equity, free cash flow, dependable business franchises and quality of management.
ENERGY
    Our holdings of energy services firms, particularly drillers, contributed substantially to investment results over the past half year. Following a lull of many years, business for drillers picked up markedly starting about two years ago as a result of technological advances that made finding oil and gas more economical and due to rising capital expenditures from major exploration and production companies. Drilling rig utilization rates and day rates surged, leading to dramatic profit growth. Earnings estimates for most industry participants have increased substantially. Despite the fact that business momentum remains very strong for the drillers, we have materially reduced our holdings in the sector because the companies no longer meet our strict valuation criteria.
TRANSPORTATION
    Recently, we made a meaningful commitment to the less-than-truckload
(LTL) trucking sector. The trucking industry has had several years of disappointing performance. As a result, the valuations on these stocks became very depressed. The catalyst that caused us to invest in the sector was a much healthier business outlook. Pricing flexibility, which had been nonexistent for the past two years, is running ahead by as much as 5%. Additionally, capacity utilization is improving as increasing demand is beginning to match the substantial capacity additions of a few years ago. Given the large operating leverage of the sector, we believe these factors could combine to create positive earning surprises in 1997. As of the end of the reporting period, our largest LTL trucking position is Yellow, which we initially purchased as it came under intense selling pressure upon being dropped from the S&P 500 index. TECHNOLOGY
    Technology stocks added substantially to overall portfolio performance over the past six months. We opportunistically took advantage of major declines in many technology companies in the third quarter of 1996 to boost our holdings to a material overweight compared to the Russell Midcap Index. We were of the opinion that valuations had become very compelling. Furthermore, we believed that the worst news in terms of earnings disappointments was behind many industry participants. We found the best mix of attractive valuation and favorable momentum in the personal computer (PC) component suppliers and the semi-conductor equipment stocks. In the case of PC component suppliers, inventories were very low for many end-users and the demand outlook was healthy. Our best performing holding in this segment was Quantum Corporation, which tripled in price from our initial purchase in the third quarter of 1996. In the case of semi-conductor equipment companies, we believed that the book-to-bill ratios, which had come under significant pressure throughout 1996, bottomed in the third quarter and were poised to improve sequentially. Investments in this sector, including KLA Instruments, performed very well subsequent to purchase. In the first quarter of 1997 we lowered our technology weighting to a below-market weighting because valuations were less compelling after substantial gains and there were signs of a slowdown in business conditions.
UTILITIES
    Late in the fourth quarter of 1996, we initiated positions in several electric utilities. Concerns about the effect of pending competition caused the electric utility sector to rank among the worst performing sectors in the market last year. The stocks were very cheap on valuation and offered attractive yields. Recent legislative trends at the state level indicate that the transition to open competition should be fairly smooth for most utilities, with reasonable recoveries of "stranded assets" allowed. Thus, "high cost" utilities have the means of recouping excess expenditures on generating assets. Furthermore, the trend towards consolidation could allow for cost-savings synergies. The recent rise in interest rates has caused these latest investments to underperform. Yet, we remain comfortable with our holdings due to their defensive characteristics and very favorable valuations.
HEALTHCARE
    We raised our holdings in healthcare to an overweight position starting about six months ago. In particular, we established positions in several HMOs where valuations became very compelling following sharp sell-offs due to earnings disappointments early in the year. But, we were comforted by the improved pricing environment for the industry and the trend towards consolidation. The sector was also expected to maintain strong volume growth due to taking share from traditional/indemnity programs. Among our most favorable investments in this area was Healthsource, which was acquired at a significant premium by Cigna in the first quarter of 1997.

FINANCE
    We continue to have a large finance weighting. More recently, we have shifted our holdings towards thrifts, particularly in California, and away from banks. This benefited us with the merger activity surrounding Great Western Financial (GWF), one of our largest holdings. We believe that consolidation among California thrifts is inevitable and, subsequent to the GWF news, we have increased our holdings of other thrifts in California.
    Recently the environment for equities has become more challenging. Nonetheless, we hope that our rigorous selection disciplines will be advantageous for the Fund.
                              Sincerely,

                          [Peter I. Higgins signature logo]

                              Peter I. Higgins
                              Portfolio Manager
March 24, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS                                                                          FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks-97.0%                                                                                 Shares            Value
                                                                                                    -------           ------
  Basic Industries- 7.6%             Geon..................                                           7,500    $     161,250
                                     Georgia Gulf...........................                          3,600           97,200
                                     IMC Global.............................                          5,000          174,375
                                     James River............................                         12,000          393,000
                                     Mississippi Chemical...................                          5,600          137,200
                                     Safety-Kleen...........................                         13,500          243,000
                                     Schulman (A.)..........................                         11,000          213,125
                                     Silgan Holdings........................                          3,200           81,600
                                     Stone Container........................                         10,000          130,000
                                     Wausau Paper Mills.....................                          3,400           67,575
                                                                                                                     -------
                                                                                                                   1,698,325
                                                                                                                     -------
  Capital Goods-2.9%                 Hanson, A.D.R.............                                       1,625           36,156
                                     Jacobs Engineering Group.............        (a)                12,500          321,875
                                     Newport News Shipbuilding..............                         13,000          201,500
                                     Smith (A.O.)...........................                          3,000          100,875
                                                                                                                     -------
                                                                                                                     660,406
                                                                                                                     -------
  Consumer Durables-4.4%             American Standard.....                (a)                        3,500          157,500
                                     Black & Decker.........................                          4,400          139,150
                                     Cooper Tire and Rubber.................                         10,000          198,750
                                     Dal-Tile International.................                          8,000          142,000
                                     Kaufman & Broad Home...................                         24,900          351,713
                                                                                                                     -------
                                                                                                                     989,113
                                                                                                                     -------
  Consumer Non-Durables-14.1%        Dole Food........                                                7,000          267,750
                                     General Cigar Holdings.................                          5,800          133,400
                                     Harcourt General.......................                          4,000          188,500
                                     Harland (John H.)......................                         14,000          423,500
                                     Hasbro.................................                          7,000          299,250
                                     Hudson Foods, Cl. A....................                          8,000          140,000
                                     McGraw-Hill Cos........................                          1,800           93,375
                                     Perrigo..............................        (a)                33,000          400,125
                                     Phillips-Van Heusen....................                         15,000          191,250
                                     Polaroid...............................                         10,000          422,500
                                     Rubbermaid.............................                          5,300          126,538
                                     Russell................................                          4,000          150,500
                                     Whitman................................                          7,000          164,500
                                     Young Broadcasting, Cl. A............        (a)                 5,800          168,925
                                                                                                                     -------
                                                                                                                   3,170,113
                                                                                                                     -------
  Consumer Services-19.7%            ACNielsen............                                           21,000          309,750
                                     American Radio Systems, Cl. A........        (a)                 4,000          134,000
                                     Apple South............................                         11,000          148,500
                                     Block (H & R)..........................                          6,400          188,000

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                            Shares           Value
                                                                                                    -------           ------
  Consumer Services (continued)      Brinker International                        (a)                 8,000    $      95,000
                                     Browning-Ferris Industries.............                          6,000          188,250
                                     Chancellor Broadcasting, Cl. A.......        (a)                 8,000          218,000
                                     Claire's Stores........................                         16,000          226,000
                                     Deluxe......................................                    10,000          316,250
                                     Food Lion, Cl. A.......................                         15,000          119,063
                                     Footstar...............................                         13,030          329,007
                                     Golf Trust of America..................                          3,333           80,825
                                     Great Atlantic & Pacific Tea...........                         10,800          321,300
                                     Knight-Ridder..........................                          5,000          198,750
                                     Pittston Brinks Group..................                          9,000          231,750
                                     SFX Broadcasting, Cl. A..............        (a)                 6,200          206,150
                                     True North Communications..............                          5,000          100,000
                                     Waban................................        (a)                 3,800          108,775
                                     Woolworth............................        (a)                29,000          605,375
                                     World Color Press....................        (a)                14,000          295,750
                                                                                                                     -------
                                                                                                                   4,420,495
                                                                                                                     -------
  Energy-5.3%                        Houston Exploration..............                               14,000          196,000
                                     Marine Drilling......................        (a)                 9,000          136,125
                                     McDermott International................                         15,500          344,875
                                     McDermott (J. Ray)...................        (a)                15,000          345,000
                                     Oryx Energy..........................        (a)                 8,000          160,000
                                                                                                                     -------
                                                                                                                   1,182,000
                                                                                                                     -------
  Finance-13.9%                      Ahmanson (H.F.) & Co...........                                  4,000          164,500
                                     Allmerica Financial....................                         11,000          411,125
                                     AmSouth Bancorp........................                          3,000          153,750
                                     Astoria Financial......................                          3,600          154,800
                                     Bancorp Hawaii.........................                          5,000          220,000
                                     Citizens...............................                          2,400           59,700
                                     City National..........................                          9,000          218,250
                                     Equitable..............................                          7,000          219,625
                                     Everest Reinsurance Holdings...........                         15,400          485,100
                                     Glendale Federal Bank................        (a)                 4,000          106,500
                                     Great Western Financial................                         11,000          482,625
                                     Provident Cos..........................                          3,000          163,500
                                     Washington Mutual......................                          5,200          274,950
                                                                                                                     -------
                                                                                                                   3,114,425
                                                                                                                     -------
  Health Care-7.9%                   Beckman Instruments.........                                     5,000          207,500
                                     Foundation Health....................        (a)                 4,100          154,775
                                     Healthsource.........................        (a)                12,000          250,500
                                     Health Systems International, Cl. A..        (a)                 8,000          235,000
                                     Living Centers of America............        (a)                 4,300          137,062

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           FEBRUARY 28, 1997 (UNAUDITED)

Common Stocks (Continued)                                                                            Shares        Value
                                                                                                    ----------       -----
Health Care (continued)              Mid Atlantic Medical Services                (a)                10,000    $     147,500
                                     Nellcor Puritan Bennett..............        (a)                 3,000           52,125
                                     Physician Corp. of America...........        (a)                 8,000           35,000
                                     Quest Diagnostics......................                         21,000          354,375
                                     Trigon Healthcare......................                         10,000          178,750
                                     Watson Pharmaceutical................        (a)                   200            8,725
                                                                                                                     -------
                                                                                                                   1,761,312
                                                                                                                     -------
  Technology-12.7%                   Allen Group.................                (a)                 11,000          229,625
                                     Applied Magnetics....................        (a)                 3,000          116,625
                                     Ciena..................................                          3,300          129,525
                                     General Instrument...................        (a)                17,000          403,750
                                     Imation................................                          7,800          207,675
                                     Novell...............................        (a)                19,000          192,375
                                     Read-Rite............................        (a)                12,300          377,456
                                     Scientific-Atlanta.....................                          7,000          117,250
                                     Silicon Graphics.....................        (a)                 8,000          193,000
                                     Silicon Valley Group.................        (a)                 3,300           70,538
                                     Symantec.............................        (a)                33,000          515,625
                                     Tencor Instruments...................        (a)                 4,000          160,250
                                     VLSI Technology......................        (a)                 7,000          130,812
                                                                                                                     -------
                                                                                                                   2,844,506
                                                                                                                     -------
  Transportation-6.2%                American Freightways.....                    (a)                 6,500           78,000
                                     Caliber System.........................                          7,000          159,250
                                     Knightsbridge Tankers..................                          5,581          123,480
                                     Landstar Systems.....................        (a)                 5,000          111,875
                                     USFreightsways.........................                         15,000          361,875
                                     Werner Enterprises.....................                          5,000           87,500
                                     Yellow...................................... (a)                30,000          468,750
                                                                                                                     -------
                                                                                                                   1,390,730
                                                                                                                     -------
  Utilities-2.3%                     Boston Edison...........................                         1,600           42,800
                                     CMS Energy.............................                          1,500           49,125
                                     Energy Group, A.D.R....................                          1,625           55,250
                                     Illinova...............................                          3,100           77,500
                                     New England Electric System............                          1,700           59,287
                                     Pinnacle West Capital..................                          2,600           81,250
                                     360 Communications...................        (a)                 7,000          151,375
                                                                                                                     -------
                                                                                                                     516,587
                                                                                                                     -------
                                     TOTAL COMMON STOCKS
                                       (cost $20,893,462)...................                                     $21,748,012
                                                                                                                     =======

DREYFUS MIDCAP VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                    Principal
Short-Term Investments - 4.4%                                                                       Amount            Value
                                                                                                    -------           ------
  U.S. Treasury Bills:               4.85%, 3/6/97...........                                 $     100,000   $       99,929
                                     4.98%, 5/8/97..........................                        110,000          108,953
                                     4.98%, 5/15/97.........................                        191,000          188,987
                                     4.94%, 5/22/97.......................        (b)               140,000          138,387
                                     5.05%, 5/29/97.........................                        455,000          449,276
                                                                                                                     -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $985,658)......................                                   $     985,532
                                                                                                                     =======
TOTAL INVESTMENTS (cost $21,879,120)........................................                         101.4%      $22,733,544
                                                                                                       ====          =======
LIABILITES, LESS CASH AND RECEIVABLES.......................................                          (1.4%)   $    (306,550)
                                                                                                       ====          =======
NET ASSETS..................................................................                         100.0%      $22,426,994
                                                                                                       ====          =======


Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Partially held by broker as collateral for open short positions.

STATEMENT OF SECURITIES SOLD SHORT                                                                FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks                                                                                    Shares               Value
                                                                                                 -------              ------
OEA.........................................................................                         800      $       37,100
Quanex......................................................................                         500              13,375
                                                                                                                     -------
TOTAL SECURITES SOLD SHORT
    (proceeds $40,785)......................................................                                  $       50,475
                                                                                                                     =======



See notes to financial statements.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                              FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                        Cost             Value
                                                                                                       -------          ------
ASSETS:                          Investments in securities-See Statement of Investments            $21,879,120        $22,733,544
                                 Cash.......................................                                              278,223
                                 Receivable for shares of Common Stock subscribed                                          70,800
                                 Receivable from brokers for proceeds on
                                 securities sold short......................                                               40,785
                                 Dividends and interest receivable..........                                               13,342
                                 Prepaid expenses...........................                                               23,058
                                                                                                                          -------
                                                                                                                       23,159,752
                                                                                                                          -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             11,913
                                 Due to Distributor.........................                                                3,640
                                 Payable for investment securities purchased                                              636,250
                                 Securities sold short, at value
                                 (proceeds $40,785)-see statement...........                                               50,475
                                 Payable for shares of Common Stock redeemed                                               10,600
                                 Interest payable...........................                                                  841
                                 Accrued expenses...........................                                               19,039
                                                                                                                          -------
                                                                                                                          732,758
                                                                                                                          -------
NET ASSETS..................................................................                                          $22,426,994
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                          $20,818,068
                                 Accumulated undistributed investment income-net                                              405
                                 Accumulated net realized gain (loss) on investments and
                                 securities sold short......................                                              763,787
                                 Accumulated net unrealized appreciation (depreciation) on
                                 investments and securities sold short-Note 4 (b)                                         844,734
                                                                                                                          -------
NET ASSETS..................................................................                                          $22,426,994
                                                                                                                          =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                            1,245,069
NET ASSET VALUE, offering and redemption price per share....................                                               $18.01
                                                                                                                          =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $123 foreign taxes
                                     withheld at source)....................                  $     43,437
                                 Interest...................................                        16,380
                                                                                                    ------
                                       Total Income.........................                                         $     59,817
EXPENSES:                        Management fee-Note 3(a)...................                        31,506
                                 Shareholder servicing costs-Note 3(b)......                        14,975
                                 Registration fees..........................                        14,650
                                 Custodian fees-Note 3(b)...................                         8,904
                                 Auditing fees..............................                         6,411
                                 Prospectus and shareholders' reports.......                         3,494
                                 Legal fees.................................                         1,316
                                 Directors' fees and expenses-Note 3(c).....                           955
                                 Interest-Note 2............................                           841
                                 Dividends on securities sold short.........                           470
                                 Loan commitment fees-Note 2................                            89
                                 Miscellaneous..............................                           932
                                                                                                    ------
                                       Total Expenses.......................                        84,543
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                       (30,089)
                                                                                                    ------
                                       Net Expenses.........................                                               54,454
                                                                                                                           ------
INVESTMENT INCOME-NET.......................................................                                                5,363
                                                                                                                           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions......................                   $   891,867
                                     Short sale transactions................                       (30,958)
                                                                                                    ------
                                       Net Realized Gain (Loss).............                                              860,909
                                 Net unrealized appreciation (depreciation) on investments
                                     and securities sold short..............                                              796,092
                                                                                                                           ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            1,657,001
                                                                                                                           ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $1,662,364
                                                                                                                           ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Six Months Ended
                                                                                              February 28, 1997    Year Ended
                                                                                                 (Unaudited)   August 31, 1996*
                                                                                                  ----------      ---------
OPERATIONS:
    Investment income-net..................................................                $           5,363  $      15,778
    Net realized gain (loss) on investments................................                          860,909        538,463
    Net unrealized appreciation (depreciation) on investments..............                          796,092         48,642
                                                                                                     -------        -------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                        1,662,364        602,883
                                                                                                     -------        -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net..................................................                          (14,466)        (6,270)
    Net realized gain on investments.......................................                         (632,898)        (2,687)
                                                                                                     -------        -------
      Total Dividends......................................................                         (647,364)        (8,957)
                                                                                                     -------        -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                       28,274,057      4,374,036
    Dividends reinvested...................................................                          641,084          8,938
    Cost of shares redeemed................................................                      (11,094,535)    (1,385,512)
                                                                                                     -------        -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                       17,820,606      2,997,462
                                                                                                     -------        -------
          Total Increase (Decrease) in Net Assets..........................                       18,835,606      3,591,388
NET ASSETS:
    Beginning of Period....................................................                        3,591,388          ----
                                                                                                     -------        -------
    End of Period..........................................................                    $  22,426,994  $   3,591,388
                                                                                                     =======        =======
UNDISTRIBUTED INVESTMENT INCOME-NET........................................                     $        405  $       9,508
                                                                                                     -------        -------
                                                                                                      Shares         Shares
                                                                                                     -------        -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                        1,612,207        319,436
    Shares issued for dividends reinvested.................................                           37,556            682
    Shares redeemed........................................................                         (631,981)       (92,831)
                                                                                                     -------        -------
      Net Increase (Decrease) in Shares Outstanding........................                        1,017,782        227,287
                                                                                                     =======        =======
____________________________
*From September 29, 1995 (commencement of operations) to August 31, 1996.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                  Six Months Ended
                                                                                 February 28, 1997     Year Ended
PER SHARE DATA:                                                                      (Unaudited)    August 31, 1996(1)
                                                                                     ----------        ---------
    Net asset value, beginning of period..................................               $15.80           $12.50
                                                                                           ----             ----
    Investment Operations:
    Investment income-net.................................................                   -               .08
    Net realized and unrealized gain (loss)
      on investments......................................................                 4.00             3.28
                                                                                           ----             ----
    Total from Investment Operations......................................                 4.00             3.36
                                                                                           ----             ----
    Distributions:
    Dividends from investment income-net..................................                 (.04)            (.04)
    Dividends from net realized gain on investments.......................                (1.75)            (.02)
                                                                                           ----             ----
    Total Distributions...................................................                (1.79)            (.06)
                                                                                           ----             ----
    Net asset value, end of period........................................               $18.01           $15.80
                                                                                           ====             ====
TOTAL INVESTMENT RETURN(2)................................................                25.94%           26.88%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets(2)..................                  .62%            1.18%
    Ratio of interest expense and dividends on securities sold short
      to average net assets(2)............................................                  .02%             .01%
    Ratio of net investment income
      to average net assets(2)............................................                  .06%             .56%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager
(limited to the expense limitation provision
of the management agreement)(2)...........................................                  .36%            1.13%
    Portfolio Turnover Rate(2)............................................                86.14%          266.80%
    Average commission rate paid(3).......................................               $.0500           $.0478
    Net Assets, end of period (000's Omitted).............................              $22,427           $3,591
____________________________
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Midcap Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is to provide investment results that exceed the total return performance of publicly traded common stocks in the aggregate, as represented by a recognized index of mid cap stocks. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    As of February 28, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 177,452 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At February 28, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding under a previous line of credit during the period ended February 28, 1997 was approximately $29,000, with a related weighted average annualized interest rate of 5.76%. The maximum amount borrowed under this line of credit at any time during the period ended February 28, 1997 was $1.0 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $30,089 during the period ended February 28, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1997, the Fund was charged an aggregate of $10,502 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,435 during the period ended February 28, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1997, $8,904 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS MIDCAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (d) Effective March 1, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended February 28, 1997 is summarized as follows:

                                                                                             Purchases             Sales
                                                                                         ----------------    ---------------
Long transactions....................................................                       $24,480,264         $7,777,429
Short sale transactions..............................................                           254,446            127,047
                                                                                                -------            -------
    Total............................................................                       $24,734,710         $7,904,476
                                                                                                =======            =======

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at February 28, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (b) At February 28, 1997, accumulated net unrealized appreciation on investments and securities sold short was $844,734, consisting of $1,362,192 gross unrealized appreciation and $517,458 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS MIDCAP VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            258SA972
Registration Mark
[Dreyfus logo]
Midcap Value Fund
Semi-Annual
Report
February 28, 1997